UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    March 12, 2004

BAY VIEW CAPITAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	001-14879	94-3078031

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Gateway Drive, San Mateo, California	94404

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (650) 312-7300

N/A

(Former name, former address, and former fiscal year, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 5. Other Events.

     In a press release dated March 12, 2004, Bay View Capital Corporation announced the resignation of James A. Badame, President of Bay View Acceptance Corporation (“BVAC”), the Company’s automobile finance subsidiary, effective March 19, 2004. Charles G. Cooper, the Company’s President and Chief Executive Officer, will serve as interim President of BVAC until Mr. Badame’s replacement is found.

     Attached as Exhibit 99.1 and incorporated herein by reference to this Form 8-K is a copy of the press release dated March 12, 2004 of Bay View Capital Corporation

Item 7. Financial Statements and Exhibits.

     99.1 Press release issued by Bay View Capital Corporation on March 12, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAY VIEW CAPITAL CORPORATION Registrant

DATE: March 19, 2004	BY:	/s/ John Okubo

John Okubo
Executive Vice President,
Chief Financial Officer